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                                                                      EXHIBIT 25

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                                    FORM T-1
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(B)(2)  / /
                            ------------------------

                              THE BANK OF NEW YORK
              (Exact name of trustee as specified in its charter)

           NEW YORK                  13-5160382
(State of incorporation          (I.R.S. employer
if not a U.S. national bank)     identification no.)

ONE WALL STREET, NEW YORK, N.Y.         10286
(Address of principal executive  (Zip code)
  offices)

                            ------------------------

                               THE HOCKEY COMPANY
              (Exact name of obligor as specified in its charter)

           DELAWARE                 13-3632297
(State or other jurisdiction    (I.R.S. employer
  of
incorporation or organization)  identification no.)

                                    JOFA AB
              (Exact name of obligor as specified in its charter)

            SWEDEN
(State or other jurisdiction    (I.R.S. employer
  of
incorporation or organization)  identification no.)

                                JOFA HOLDING AB
              (Exact name of obligor as specified in its charter)

            SWEDEN
(State or other jurisdiction    (I.R.S. employer
  of
incorporation or organization)  identification no.)

                                MASKA U.S., INC.
              (Exact name of obligor as specified in its charter)

           VERMONT                  03-0279482
(State or other jurisdiction    (I.R.S. employer
  of
incorporation or organization)  identification no.)

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                     SLM TRADEMARK ACQUISITION CANADA CORP.
              (Exact name of obligor as specified in its charter)

        NEW BRUNSWICK
(State or other jurisdiction    (I.R.S. employer
  of
incorporation or organization)  identification no.)

                        SLM TRADEMARK ACQUISITION CORP.
              (Exact name of obligor as specified in its charter)

           DELAWARE             98-0229816
(State or other jurisdiction    (I.R.S. employer
  of
incorporation or organization)  identification no.)

                                SPORT MASKA INC.
              (Exact name of obligor as specified in its charter)

        NEW BRUNSWICK
(State or other jurisdiction    (I.R.S. employer
  of
incorporation or organization)  identification no.)

                             SPORTS HOLDINGS CORP.
              (Exact name of obligor as specified in its charter)

           DELAWARE                 03-0337606
(State or other jurisdiction    (I.R.S. employer
  of
incorporation or organization)  identification no.)

                               WAP HOLDINGS INC.
              (Exact name of obligor as specified in its charter)

             DELAWARE                   03-0337605
(State or other jurisdiction of     (I.R.S. employer
incorporation or organization)      identification no.)

3500 BOULEVARD DE MAISONNEUVE WEST
SUITE 800
MONTREAL, QUEBEC
CANADA                              H3Z 3C1
(Address of principal               (Zip code)
  executive offices)

                            ------------------------

                   11 1/4% SENIOR SECURED NOTE UNITS DUE 2009
                      (Title of the indenture securities)

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1.  GENERAL INFORMATION. FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

    (A) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

------------------------------------------------------------------------------------
                  NAME                                      ADDRESS
------------------------------------------------------------------------------------
Superintendent of Banks of the State       2 Rector Street, New York, N.Y. 10006,
  of New York                                and Albany, N.Y. 12203

Federal Reserve Bank of New York           33 Liberty Plaza, New York, N.Y. 10045

Federal Deposit Insurance Corporation      Washington, D.C. 20429

New York Clearing House Association        New York, New York 10005

    (B) WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

    Yes.

2.  AFFILIATIONS WITH OBLIGOR.

    IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH
    AFFILIATION.

    None.

16. LIST OF EXHIBITS.

    EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO
    RULE 7A-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(D).

    1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

    4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

    6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

    7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                   SIGNATURE

    Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 3rd day of May, 2002.

                                          THE BANK OF NEW YORK
                                          By:__ /s/ ROBERT MASSIMILLO__
                                            Name: ROBERT MASSIMILLO
                                            Title: VICE PRESIDENT

                                                                       EXHIBIT 7

                      CONSOLIDATED REPORT OF CONDITION OF
                              THE BANK OF NEW YORK
                    OF ONE WALL STREET, NEW YORK, N.Y. 10286
                     AND FOREIGN AND DOMESTIC SUBSIDIARIES,

a member of the Federal Reserve System, at the close of business December 31, 2001, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                              DOLLAR AMOUNTS
                                                               IN THOUSANDS
                                                              --------------
ASSETS
Cash and balances due from depository institutions:
  Noninterest-bearing balances and currency and coin........    $ 3,163,218
  Interest-bearing balances.................................      5,923,554
Securities:
  Held-to-maturity securities...............................      1,210,537
  Available-for-sale securities.............................      9,596,941
Federal funds sold and Securities purchased under agreements
  to resell.................................................      4,723,579
Loans and lease financing receivables:
  Loans and leases held for sale............................      1,104,560
  Loans and leases, net of unearned income..................     36,204,516
  LESS: Allowance for loan and lease losses.................        608,227
  Loans and leases, net of unearned income and allowance....     35,596,289
Trading Assets..............................................      8,039,857
Premises and fixed assets (including capitalized leases)....        836,786
Other real estate owned.....................................          1,292
Investments in unconsolidated subsidiaries and associated
  companies.................................................        207,616
Customers' liability to this bank on acceptances
  outstanding...............................................        292,295
Intangible assets
  Goodwill..................................................      1,579,965
  Other intangible assets...................................         18,971
Other assets................................................      5,723,285
                                                                -----------
Total assets................................................    $78,018,745
                                                                ===========

                                                              DOLLAR AMOUNTS
                                                               IN THOUSANDS
                                                              --------------
LIABILITIES
Deposits:
  In domestic offices.......................................    $28,786,182
  Noninterest-bearing.......................................     12,264,352
  Interest-bearing..........................................     16,521,830
  In foreign offices, Edge and Agreement subsidiaries, and
    IBFs....................................................     27,024,257
  Noninterest-bearing.......................................        407,933
  Interest-bearing..........................................     26,616,325
Federal funds purchased and securities sold under agreements
  to repurchase.............................................      1,872,762
Trading liabilities.........................................      2,181,529
Other borrowed money:
  (includes mortgage indebtedness and obligations under
    capitalized leases).....................................      1,692,630
Bank's liability on acceptances executed and outstanding....        336,900
Subordinated notes and debentures...........................      1,940,000
Other liabilities...........................................      7,217,748
                                                                -----------
Total liabilities...........................................    $71,052,008
                                                                ===========
EQUITY CAPITAL
Common stock................................................      1,135,284
Surplus.....................................................      1,050,729
Retained earnings...........................................      4,266,676
Accumulated other comprehensive income......................         13,733
Other equity capital components.............................              0
                                                                -----------
Total equity capital........................................      6,466,422
                                                                -----------
Total liabilities and equity capital........................    $78,015,745
                                                                ===========

    I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                                         Thomas J. Mastro,
                                     Senior Vice President and Comptroller

    We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

Thomas A. Renyi
Gerald L. Hassell                              Directors
Alan R. Griffith